UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 15, 2004


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

              Delaware                                           64-0740905
     (State or other jurisdiction                            (I. R. S. Employer
   of incorporation or organization)                         Identification No.)

     One Fashion Way, Baldwyn, MS                                  38824
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

See Item 5.02 of this Current Report on Form 8-K for a description of the resignation of Larry G. Kirk as the Company's Chief Executive Officer and as a Company director.

See Item 5.02 of this Current Report on Form 8-K for a description of the appointment of Jane F. Aggers as the Company's President and Chief Executive Officer and as a Company director.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

On December 16, 2004, Hancock Fabrics, Inc. (the "Company") announced that on December 15, 2004 Larry G. Kirk resigned as the Company's Chief Executive
Officer and as a director of the Company, which resignations are effective January 31, 2005.

On December 16, 2004, the Company also announced that on December 15, 2004 the Company's Board of Directors elected Jane F. Aggers as the Company's President and Chief Executive Officer and as a Company director effective January 31, 2005. From December 15, 2004 to January 30, 2005, Ms. Aggers will be a consultant to the Company.

Ms. Aggers, 56, has extensive experience in specialty retail, including 24 years with Jo-Ann Stores, Inc., serving roles as chief marketing, merchandising, and supply chain officer, and ultimately as Executive Vice President. From 1993 to 2000, Ms. Aggers was Executive Vice President of Jo-Ann Stores, Inc. and from 2001 to 2004, Ms. Aggers was consultant to the retail industry.

The Company and Ms. Aggers have entered into an Employment Agreement dated December 15, 2004, which: (i) has an initial term of three years; (ii) provides for an annual salary of $450,000, plus a guaranteed first year bonus of $225,000; (iii) provides for an employment inducement grant of 100,000 restricted shares of Company common stock; (iv) provides for an employment inducement grant of options to purchase 100,000 shares of Company common stock;
(v) provides in certain events for severance payments by the Company to Ms. Aggers if her employment is terminated; and (vi) provides for non-competition and other restrictions on Ms. Aggers for the benefit of the Company.

Ms. Aggers's restricted stock awards and option grants are intended to meet the employment inducement award exemption provided under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

Mr. Kirk will continue as a Company employee through October 31, 2006, at an annual salary of $325,000, with a bonus of $91,000 for fiscal year 2005 and a bonus of $68,000 for fiscal year 2006. As required, Mr. Kirk's future salary, bonus, employee benefits and the unamortized portion of his previous equity grants will be charged to expense in the fourth quarter of 2004 in an amount totaling approximately $1.5 million.

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

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)      Exhibits:

       Exhibit
        Number      Description
     -------------  ------------------------------------------------------------

        99.1 Press release issued by Hancock Fabrics, Inc., dated December 16, 2004

        99.2 Press release issued by Hancock Fabrics, Inc., dated December 16, 2004







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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By:  /s/ Bruce D. Smith
                                       -------------------------------------
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



Date:    December 21, 2004








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


                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Hancock Fabrics, Inc., dated
                 December 16, 2004

     99.2        Press release issued by Hancock Fabrics, Inc., dated
                 December 16, 2004

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Hancock Fabrics, Inc
Corporate Headquarters
One Fashion Way
Baldwyn, MS  38824

December 16, 2004

Released by:  Ellen Kennedy
              (662) 365 6109

HANCOCK FABRICS ANNOUNCES APPOINTMENT OF JANE F. AGGERS
AS CHIEF EXECUTIVE OFFICER

Hancock Fabrics, Inc. (NYSE symbol: HKF), today announced the following appointments to be effective January 31, 2005:

- Jane F. Aggers as President and Chief Executive Officer and to its Board of Directors
-   Director Wellford L. Sanders, Jr. as Non-Executive Chairman of the Board

Larry G. Kirk, current Chairman and Chief Executive Officer, earlier announced his plans to retire from these positions.

Jane Aggers, 56, is a proven executive in the fabric retailing business, including 24 years with Jo-Ann Stores, Inc. As Chief Marketing, Merchandising and Supply Chain Officer, Ms. Aggers led all strategic initiatives, product development, merchandising, sourcing, supply chain management and communications strategies of the Jo-Ann brand. She served on the company's Executive and Real Estate Committees and was responsible for strategic and annual operating plans.

Wellford L. Sanders, Jr., 59, has been a Managing Director with Wachovia Securities, Inc. since 1997. His prior experience includes 20 years with McGuire Woods, LLP. In addition, he has served as a director of several companies including retailers Peebles, Inc. and Catherine's Stores Corporation.

Commenting on the management succession, Kirk stated, "Jane is admired and respected in our industry and among the ranks of our senior officer team for her creative marketing, merchandising and management abilities. I've known her for several years, and I am pleased to be turning over the reins at Hancock to such capable hands."

Speaking on behalf of the Board, Director Sanders said, "We are delighted to have been able to attract an executive of Jane's caliber and level of experience to Hancock Fabrics. We are looking to Jane and our management team working together to achieve an appropriate return for our shareholders on the Company's recent significant investments in our new distribution center and point of sale merchandising systems in our stores.

"Finally, we want to gratefully acknowledge Larry Kirk's 33 years of service to the Company. During his eight-year tenure as Hancock's Chief Executive Officer, Larry has overseen the reinvestment in the Company to reposition almost 300 smaller, low potential stores; open or acquire 230 new stores; and to upgrade our merchandise, store and financial systems with the completion of the roll-out of point of sale systems throughout our retail network. Certainly, the capstone of his career with Hancock has been the development of the Company's new 740,000 square foot distribution center and headquarters facility. These accomplishments, and a strong financial condition, leave the Company well positioned for future growth," concluded Sanders.

Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 434 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under the domain name, www.hancockfabrics.com.

                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Hancock Fabrics, Inc.
Corporate Headquarters
One Fashion Way
Baldwyn, MS  38824

December 16, 2004

Released by:  Ellen Kennedy
              (662) 365-6109

HANCOCK FABRICS ANNOUNCES ADOPTION OF EMPLOYMENT
INDUCEMENT STOCK PLAN

Hancock Fabrics, Inc. (NYSE symbol: HKF), today announced that its Board of Directors, including all independent directors, approved the adoption of the 2004 Special Stock Plan, specifically and solely for the purpose of making restricted stock and stock option grants to Jane F. Aggers, the Company's new President and Chief Executive Officer.

Speaking on behalf of the Board of Directors, Wellford L. Sanders, Jr., Director, said, "Hancock Fabrics has always placed a high level of importance on stock ownership in the Company by the officers and directors. These grants to Ms. Aggers are a continuation of our previous efforts to ensure that a meaningful portion of the compensation of officers and directors is in the form of equity grants."

The material terms relating to the equity grants of the Employment Agreement between the Company and Ms. Aggers, as supplemented by the 2004 Special Stock Plan, are as follows:

- An "employment inducement award" of 100,000 restricted shares of the Company's common stock, with such shares to vest 20% on each of the first five anniversary dates;

- An "employment inducement award" of options to purchase 100,000 shares of the Company's common stock, with such options to vest 25% on each of the first four anniversary dates;

- Accelerated vesting for such shares and options if Ms. Aggers' employment is terminated in certain circumstances;

- The exercise price for the stock option grants made on December 15, 2004 is equal to 100% of the fair market value of the Company's stock on that date;

- All such grants are intended to meet the employment inducement award exemption provided under Section 303 A.08 of the New York Stock Exchange Listed Company Manual.

Hancock Fabrics, Inc. is a retail and wholesale merchant of fabric and related home sewing and decorating accessories. The Company operates 434 retail fabric stores in 42 states, supplies various independent wholesale customers and operates an internet store under the domain name, www.hancockfabrics.com.


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